UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31

Date of reporting period: July 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

SMITH BARNEY

DIVIDEND AND INCOME FUND

CLASSIC SERIES   |   ANNUAL REPORT   |   JULY 31, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

GERALD J. CULMONE	HARRY D. COHEN	SCOTT K. GLASSER	PETER J. WILBY, CFA
PORTFOLIO MANAGER	PORTFOLIO MANAGER	PORTFOLIO MANAGER	PORTFOLIO MANAGER

Classic Series

Annual Report

July 31, 2004

SMITH BARNEY

DIVIDEND AND

INCOME FUND

GERALD J. CULMONE

Gerald J. Culmone has more than 17 years of securities business experience.

HARRY D. COHEN

Harry D. Cohen has more than 35 years of securities business experience.

SCOTT K. GLASSER

Scott K. Glasser has more than 12 years of securities business experience.

PETER J. WILBY, CFA

Peter J. Wilby, CFA, has more than 24 years of securities business experience.

FUND OBJECTIVE

The fund seeks current income and long-term capital appreciation by investing in equity and debt securities. The fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the fund’s assets may be invested in below-investment grade securities.

FUND FACTS

FUND INCEPTION

March 28, 1988

MANAGER INVESTMENT

INDUSTRY EXPERIENCE

17 Years (Gerald J. Culmone)

35 Years (Harry D. Cohen)

12 Years (Scott K. Glasser)

24 Years (Peter J. Wilby, CFA)

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

At the beginning of the fund’s fiscal year in August of 2003, many of the geopolitical concerns that had previously been pressuring both the economy and the stock market had begun to ease. The initial combat phase of the conflict in Iraq had concluded and tensions with North Korea regarding its nuclear arms program had abated. As the period progressed, new federal tax legislation provided significant near-term tax cuts for consumers, businesses and investors while key interest rates continued to hover near record lows. During the third calendar quarter of 2003 gross domestic product (“GDP”)i growth reached 7.4% (revised),ii a high not seen in almost two decades and a sign to many investors that an economic recovery was now firmly in place.

These factors, among others, contributed to a broad stock market rally late in 2003 that produced significant gains for a number of sectors. Markets typically dislike uncertainty, so as the year progressed, stock investors grew increasingly weary amid questions surrounding Iraq, global terrorism, record high oil prices, interest rates, inflation, and the upcoming presidential election. The good news — solid corporate earnings, some improving economic indicators, renewed job growth, and the continued low level of interest rates — was largely ignored. As a result, stock market returns for the first half of 2004 generally were modest, as opposed to the strong, double-digit gains seen in many segments of the stock market late last year. At the end of the period in July, many segments of the stock market sustained moderate losses, leaving much of the market either flat or in slightly negative territory for the calendar year-to-date.

As was the case in 2003, small- and mid-capitalization stocks have generally outperformed large-caps and value-oriented stocks have outperformed growth-oriented stocks. Over the past 12 months, foreign stock markets have typically outperformed the broader domestic market. Stocks continued to generally outpace bonds, which have generally suffered, particularly during the spring, due to heightened worries about resurgent inflation and anticipation that the Federal Reserve Bank (“Fed”) would begin to raise key short-term rates. Indeed, the Fed increased its federal funds rate targetiii at the end of June to 1.25%. The Fed further increased its target rate to 1.50% in August, after the end of the reporting period.

Late in the fund’s fiscal year, economic indicators presented a mixed picture. After peaking at 6.4% in June 2003, the domestic unemployment rate fell to 5.6% by December 2003 and has held relatively stable since. However, following a strong increase in the first quarter, the rate of job growth has slowed as 2004 progressed. Real GDP increased at an annual rate of 4.5% (revised) in the first fiscal quarter of 2004, but then slipped to 3.0% for the second quarter. Additionally, after a sharp drop early in the year, by the end of the period the U.S. Consumer Confidence Indexiv had risen to levels not seen since June of 2002.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange

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activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“Citigroup”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to primarily serve the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 19, 2004

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MANAGER  OVERVIEW

Special Shareholder Notice

Effective September 29, 2003, Hersh D. Cohen and Scott Glasser took over responsibilities for the day-to-day management of the equity portion of the fund’s portfolio. Mr. Cohen and Mr. Glasser are investment officers of Smith Barney Fund Management LLC and managing directors of Citigroup Global Markets Inc. The day-to-day management of the fixed income portion of the fund is the responsibility of Gerald Culmone and Peter Wilby.

Effective September 29, 2003, the fund changed its fixed-income benchmark from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index as management views the Lehman Brothers Aggregate Bond Index as a more appropriate index reflecting the broader composition of the fund’s portfolio of fixed-income securities than the fund’s previous benchmark. The S&P 500 Index will remain the benchmark for the equity portion of the fund.

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Performance Review

For the 12 months ended July 31, 2004, Class A shares of the Smith Barney Dividend and Income Fund, excluding sales charges, returned 11.28%. In comparison, the fund’s unmanaged benchmarks, the S&P 500 Index,v the Lehman Brothers Aggregate Bond Index,vi and the fund’s previous fixed-income benchmark, the Lehman Brothers Government/Credit Bond Index,vii returned 13.16%, 4.84%, and 4.72%, respectively, for the same period. The fund also outperformed its Lipper balanced funds category average, which was 9.23%.1

Rate Concerns Ripple Through Fixed-Income Markets

The performance of the U.S. bond market over the past year has been strongly linked to anticipated actions of the Fed and its accompanying economic data. Last summer, the Fed, concerned about deflation and looking to lift the economy, set the federal funds rate target at 1.0%, its lowest level in more than 40 years. This move initially caused short-term rates to fall, but signs of stronger economic growth soon started to boost yields dramatically. Volatility ensued in September when the Fed

PERFORMANCE SNAPSHOT

AS OF JULY 31, 2004

(excluding sales charges)

	6 Months	12 Months

Class A Shares — Dividend and Income Fund	0.89%	11.28%

S&P 500 Index	-1.78%	13.16%

Lehman Brothers Government/Credit Bond Index	-0.04%	4.72%

Lehman Brothers Aggregate Bond Index	0.34%	4.84%

Lipper Balanced Funds Category Average	-1.61%	9.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.64%, Class C shares returned 0.53% and Class O shares returned 0.74% over the six months ended July 31, 2004. Excluding sales charges, Class B shares returned 10.88%, Class C shares returned 10.43% and Class O shares returned 10.82% over the 12 months ended July 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2004, calculated among the 590 funds for the six-month period and among the 540 funds for the 12-month period, in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended July 31, 2004, calculated among the 540 funds in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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made it clear that they had little or no intention of raising rates for a “considerable period” due to soft growth and inflation levels that appeared to be fully in check. This caused five-year yields to fall nearly 65 basis points.viii

The next six months were relatively stable as the economy showed signs of a turnaround with a very strong third quarter GDP. Nevertheless, despite the strength of the economy, the Fed held fast to its 1.0% short-term lending rate, attributing the economic growth more to increases in productivity than to jobs.

Signs of inflation and strong non-farm payroll numbers began to appear in March and April of 2004. Strong job numbers combined with inflation fighting language from the Fed, led to another rise in U.S. Treasury yields, with ten-year yields rising over 100 basis points from their early March lows.

In June, the Fed finally raised its federal funds rate target to 1.25% from 1.00%. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose virtually across the board in advance of the Fed’s action, particularly in April and May, before prices stabilized somewhat in June and July.

The U.S. high-yield bond market, as represented by the Citigroup High Yield Market Index (“the High Yield Index”),ix returned 13.44% for the 12 months ended July 31, 2004. Following a strong run over 2003, the U.S. high-yield bond market took on a more tempered tone this year versus 2003, as signs of economic recovery increased and statements by the Fed indicated that it might begin raising interest rates sooner than anticipated. However, recent improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective, as many companies generated better-than-expected earnings and default rates continued to decline.

Fixed-Income Portfolio Update

During the period, positive returns were generated from both the investment-grade and high-yield portions of the fixed income portfolio. Our decision to tactically allocate assets to the high-yield sector of the bond market enhanced the fund’s returns relative to the benchmark. However, after the run-up in the high-yield market, we selectively trimmed the fund’s weighting in high-yield securities.

In light of the fixed-income benchmark change that occurred during the period, we increased the portfolio’s exposure to mortgage-backed securities, which performed better than U.S. Treasuries over the timeframe. We also reduced the portfolio’s exposure to corporates. Both measures were moves to bring the portfolio in-line with the new benchmark.

Altogether, the portfolio’s bond allocation is currently underweight in mortgage-backed securities relative to the fixed-income benchmark. We will continue to increase our mortgage-backed exposure in order to bring it up to a neutral weighting relative to the index.

Equity Portfolio Update

We took over co-management responsibilities for the fund’s equity portfolio in September 2003, and began to reorganize the fund’s stock portfolio to bring it in line with the fund’s new investment strategy. Shifting from a growth-oriented investment strategy to a dividend-oriented strategy, we eliminated holdings of more volatile stocks in favor of stocks we believed were more stable and offered potentially higher dividend income and growth, as well as the potential for capital appreciation over time.

We believe these changes have had a significant, and positive, impact on the fund. Over the past 12 months, the return of the equity portfolio alone exceeded that of the S&P 500 Index.

Contributors to and Detractors from Equity Portfolio Performance

Our choices in both sector allocation and stock selection had a positive influence overall on the equity portfolio’s performance over the past 12 months. On a sector basis, the greatest contributions to fund returns came from the consumer discretionary, consumer staples and the energy sectors.

Since taking over management for the fund’s equity portfolio last September, we moved the portfolio to an

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overweight position in the industrial, consumer staples and energy sectors. The energy sector was the best performing sector in the S&P 500 Index for the year. In industrials, after years of eliminating costs, companies benefited from an improvement in global economic growth. Consumer companies, which we have long favored because of the stable demand for their products, attracted investors’ enthusiasm due to solid, consistent earnings and dividend growth. Finally, we have maintained the overweight position in energy, believing that supply constraints, together with increased demand from developing countries would keep prices higher-than-expected for an extended period. Over the last year, geopolitical issues also exacerbated commodity pricing.

While returns for the period in the materials, telecommunications services and utilities sectors were all positive on an absolute basis, stock selection in the materials and utilities sectors and an underweight in the telecom sector had a negative effect on returns in comparison with the benchmark index. Over the course of the past year, we increased the fund’s concentration in the materials and utilities sectors and reduced the weight of the telecommunications services sector. In utilities, our philosophy is to invest in what we consider high quality, plain vanilla utilities that offer attractive valuations and dividend yields. With regard to the materials sector, we believe that pricing should remains strong as demand for a limited supply of natural resources continues to be driven by China, as well as from a resumption of growth in the global economy.

In terms of individual securities, two of the top contributors to the equity portfolio’s strong performance were holdings in the energy sector, Exxon Mobil Corp. and BP plc. We maintained the fund’s overweight in energy at end of the period in July. Other major contributors to performance were holdings in Gillette Co. and Kimberly-Clark Corp., both in consumer staples.

Individual stocks that had a negative effect on returns for the past year included shares of Costco Wholesale Corp. in the consumer staples sector, Inter Active Corp. in consumer discretionary, and Merck & Co., Inc. and Wellpoint Health Networks Inc., both in health care. With the exception of Merck, these positions were held by the prior equity manager and were sold during the portfolio restructuring carried out last September.

At the close of the period, the fund’s top ten equity holdings were Exxon Mobil Corp., 3M Co., General Electric Co., Johnson & Johnson, Pfizer Inc., PepsiCo Inc., St. Paul Travelers Companies Inc., Gillette Co., BP plc, and Procter & Gamble Co. The top ten holdings represented 32% of the fund’s equity assets at the end of July. The fund’s equity portfolio held approximately 93% U.S. equities, 6% non-U.S. equities and 1% cash or cash equivalents.

Thank you for your investment in the Smith Barney Dividend and Income Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

Gerald J. Culmone Vice President and Investment Officer	Harry D. “Hersh” Cohen Vice President and Investment Officer

Scott K. Glasser Vice President and Investment Officer	Peter J. Wilby, CFA Vice President and Investment Officer

August 19, 2004

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Exxon Mobil Corp. (2.32%), 3M Co. (2.17%), General Electric Co. (2.02%), Johnson & Johnson (1.99%), Pfizer Inc. (1.93%), PepsiCo, Inc. (1.88%), The St. Paul Travelers Cos., Inc. (1.82%), The Procter & Gamble Co. (1.65%), The Walt Disney Co. (1.55%), Gannett Co., Inc (1.49%). Please refer to pages 12 through 25 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of total investments) as of July 31, 2004 were: Industrials (14.1%); U.S. Government Agencies & Obligations (13.9%); Financials (13.1%); Consumer Staples (11.4%); Materials (7.9%). The fund’s portfolio composition is subject to change at any time.

RISKS: As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Keep in mind stocks and bond prices are subject to fluctuations. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The fund may, but need not, use derivatives which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	Source: Bureau of Economic Analysis, U.S. Department of Commerce, July 30, 2004.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	Source: Consumer Confidence Index, The Conference Board, July 27, 2004.
[v]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
vi	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
vii	The Lehman Government/Credit Bond Index is a broad- based bond index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).
viii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
ix	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

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Smith Barney Dividend and Income Fund at a Glance (unaudited)

Investment Breakdown*†

January 31, 2004

July 31, 2004

*	Please note that Portfolio holdings are subject to change.
†	As a percentage of total investments.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on February 1, 2004 and held for the six months ended July 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)
Class A	0.89%	$1,000.00	$1,008.90	$4.50

Class B	0.64	1,000.00	1,006.40	6.88

Class C(4)	0.53	1,000.00	1,005.30	8.23

Class O	0.74	1,000.00	1,007.40	6.59

(1)	For the six months ended July 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, C and O shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C and O shares. Total return is not annualized, as it may not be representative of the total return for the year.
(3)	Expenses are equal to the annualized expense ratio of 0.90%, 1.38%, 1.65% and 1.32% for the Fund’s Class A, B, C and O shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.39	$4.52

Class B	5.00	1,000.00	1,018.00	6.92

Class C(3)	5.00	1,000.00	1,016.66	8.27

Class O	5.00	1,000.00	1,018.30	6.62

(1)	For the six months ended July 31, 2004.
(2)	Expenses are equal to the annualized expense ratio of 0.90%, 1.38%, 1.65% and 1.32% for the Fund’s Class A, B, C and O shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)
	Class A	Class B	Class C(2)	Class O
Twelve Months Ended 7/31/04	11.28%	10.88%	10.43%	10.82%

Five Years Ended 7/31/04	0.12	(0.38)	(0.61)	(0.32)

Ten Years Ended 7/31/04	6.53	6.01	N/A	6.06

Inception* through 7/31/04	6.11	7.30	0.89	5.05

	With Sales Charges(3)
	Class A	Class B	Class C(2)	Class O
Twelve Months Ended 7/31/04	5.69%	5.88%	9.43%	9.82%

Five Years Ended 7/31/04	(0.90)	(0.55)	(0.61)	(0.32)

Ten Years Ended 7/31/04	5.98	6.01	N/A	6.06

Inception* through 7/31/04	5.64	7.30	0.89	5.05

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)
Class A (7/31/94 through 7/31/04)	88.24%

Class B (7/31/94 through 7/31/04)	79.33

Class C(2) (Inception* through 7/31/04)	5.59

Class O (7/31/94 through 7/31/04)	80.15

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, C and O shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B, C and O shares.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, C and O shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C and Class O shares are no longer imposed, effective February 2, 2004 and April 29, 2004, respectively.
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	Inception dates for Class A, B, C and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Dividend and Income Fund vs. S&P 500 Index and Lehman Brothers Aggregate Bond Index†

July 1994 — July 2004

†	Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2004. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $150 million. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Schedule of Investments

July 31, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 55.5%
CONSUMER DISCRETIONARY — 3.3%
Media — 3.3%
113,000	Gannett Co., Inc.	$9,394,820
20,692	Telewest Global, Inc. (a)	233,819
65,000	Tribune Co.	2,759,250
424,000	The Walt Disney Co.	9,790,160

	TOTAL CONSUMER DISCRETIONARY	22,178,049

CONSUMER STAPLES — 9.7%
Beverages — 2.2%
61,600	The Coca-Cola Co.	2,701,776
237,377	PepsiCo, Inc.	11,868,850

		14,570,626

Food Products — 3.7%
1,948	Aurora Foods Inc. (a)	0
100,000	General Mills, Inc.	4,490,000
170,000	H.J. Heinz Co.	6,271,300
113,380	Hershey Foods Corp.	5,492,127
65,000	Kraft Foods Inc., Class A Shares	1,985,750
110,000	Wm. Wrigley Jr. Co.	6,644,000

		24,883,177

Household Products — 2.5%
100,000	Kimberly-Clark Corp.	6,407,000
200,000	The Procter & Gamble Co.	10,430,000

		16,837,000

Personal Products — 1.3%
230,000	The Gillette Co.	8,965,400

	TOTAL CONSUMER STAPLES	65,256,203

ENERGY — 5.1%
Energy Equipment & Services — 1.1%
120,000	Schlumberger Ltd.	7,718,400

Oil & Gas — 4.0%
164,952	BP PLC, Sponsored ADR	9,296,695
84,000	Canadian Natural Resources Ltd.	2,787,120
315,918	Exxon Mobil Corp.	14,627,003

		26,710,818

	TOTAL ENERGY	34,429,218

FINANCIALS — 9.1%
Banks — 4.4%
75,000	Brookline Bancorp, Inc.	1,067,250
50,000	Comerica Inc.	2,923,500
100,000	Fifth Third Bancorp	4,936,000
50,000	M&T Bank Corp.	4,661,500
150,000	U.S. Bancorp	4,245,000

See Notes to Financial Statements.

12        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)

July 31, 2004

SHARES	SECURITY	VALUE

Banks — 4.4% (continued)
75,000	Washington Mutual, Inc.	$2,910,000
149,005	Wells Fargo & Co.	8,554,377

		29,297,627

Diversified Financials — 1.1%
198,000	JPMorgan Chase & Co.	7,391,340

Insurance — 3.6%
60,000	American International Group, Inc.	4,239,000
55,000	The Chubb Corp.	3,782,900
210,000	Old Republic International Corp.	4,890,900
310,000	The St. Paul Travelers Cos., Inc.	11,491,700

		24,404,500

	TOTAL FINANCIALS	61,093,467

HEALTHCARE — 6.3%
HealthCare Equipment & Supplies — 0.9%
110,000	C.R. Bard, Inc.	6,072,000

Pharmaceuticals — 5.4%
65,000	Eli Lilly & Co.	4,141,800
226,690	Johnson & Johnson	12,529,156
125,000	Merck & Co., Inc.	5,668,750
379,600	Pfizer Inc.	12,132,016
49,574	Wyeth	1,754,920

		36,226,642

	TOTAL HEALTHCARE	42,298,642

INDUSTRIALS — 11.9%
Aerospace & Defense — 1.6%
110,000	Lockheed Martin Corp.	5,828,900
145,000	Raytheon Co.	4,864,750

		10,693,650

Building Products — 0.8%
185,000	Masco Corp.	5,594,400

Commercial Services & Supplies — 1.6%
90,000	Automatic Data Processing, Inc.	3,778,200
70,000	Avery Dennison Corp.	4,239,900
110,000	Waste Management, Inc.	3,095,400

		11,113,500

Electrical Equipment — 0.4%
175,000	American Power Conversion Corp.	2,642,500

Industrial Conglomerates — 5.5%
166,000	3M Co.	13,671,760
381,980	General Electric Co.	12,700,835
110,000	Honeywell International Inc.	4,137,100
66,578	United Technologies Corp.	6,225,043

		36,734,738

Machinery — 0.7%
70,000	Deere & Co.	4,396,700

See Notes to Financial Statements.

13        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)

July 31, 2004

SHARES	SECURITY	VALUE

Road & Rail — 1.3%
163,000	Burlington Northern Santa Fe Corp.	$5,783,240
127,000	Canadian Pacific Railway Ltd.	3,234,690

		9,017,930

	TOTAL INDUSTRIALS	80,193,418

INFORMATION TECHNOLOGY — 1.1%
Communications Equipment — 0.5%
200,300	Motorola, Inc.	3,190,779

Electronic Equipment & Instruments — 0.0%
30,000	AVX Corp.	374,100

Software — 0.6%
145,000	Microsoft Corp.	4,126,700

	TOTAL INFORMATION TECHNOLOGY	7,691,579

MATERIALS — 6.1%
Chemicals — 3.4%
145,000	The Dow Chemical Co.	5,784,050
212,000	E.I. du Pont de Nemours and Co.	9,088,440
140,000	PPG Industries, Inc.	8,253,000

		23,125,490

Metals & Mining — 1.4%
140,005	Alcoa Inc.	4,484,360
50,000	Rio Tinto PLC, Sponsored ADR	5,243,500

		9,727,860

Paper & Forest Products — 1.3%
66,430	International Paper Co.	2,871,769
90,000	Weyerhaeuser Co.	5,580,000

		8,451,769

	TOTAL MATERIALS	41,305,119

TELECOMMUNICATION SERVICES — 0.8%
Diversified Telecommunication Services — 0.8%
1,044	McLeodUSA, Inc., Class A Shares (a)	449
65,000	SBC Communications Inc.	1,647,100
90,000	Verizon Communications Inc.	3,468,600

		5,116,149

Wireless Telecommunication Services — 0.0%
10,159	Crown Castle International Corp. (a)	143,445

	TOTAL TELECOMMUNICATION SERVICES	5,259,594

UTILITIES — 2.1%
Electric Utilities — 1.5%
50,000	Ameren Corp.	2,234,500
140,000	Cinergy Corp.	5,355,000
65,000	Public Service Enterprise Group Inc.	2,535,000

		10,124,500

See Notes to Financial Statements.

14        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)

July 31, 2004

SHARES		SECURITY	VALUE
Gas Utilities — 0.6%
115,000		Key Span Corp.	$4,138,850

		TOTAL UTILITIES	14,263,350

		TOTAL COMMON STOCK (Cost — $333,505,687)	373,968,639

PREFERRED STOCK — 0.1%
INDUSTRIALS — 0.0%
Aerospace & Defense — 0.0%
400		Northrop Grumman Corp., 7.250% Equity Security Units (b)	42,032

INFORMATION TECHNOLOGY — 0.0%
Communications Equipment — 0.0%
1,000		Motorola, Inc., 7.000% Equity Security Units (b)	45,930

TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
243		Alamosa Holdings, Inc., 7.500% Cumulative Convertible, Series B	147,319
6,100		Crown Castle International Corp., 6.250% Cumulative Convertible	278,313

			425,632

		TOTAL PREFERRED STOCK (Cost — $349,300)	513,594

FACE AMOUNT	RATING(c)	SECURITY	VALUE
CORPORATE BONDS & NOTES — 17.8%
CONSUMER DISCRETIONARY — 3.9%
Auto Components — 0.4%
$135,000	B+	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	140,400
190,000	BB	Dana Corp., Notes, 10.125% due 3/15/10	217,550
1,500,000	A	Johnson Controls Inc., Sr. Notes, 5.000% due 11/15/06	1,560,700
200,000	B-	Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.750% due 11/1/13	215,000
225,000	B-	Tenneco Automotive Inc., Sr. Sub. Notes, Series B, 11.625% due 10/15/09	242,438
200,000	BB-	TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13	229,000

			2,605,088

Automobiles — 0.2%
1,100,000	Baa1*	Ford Motor Co., Notes, 7.450% due 7/16/31	1,049,146

Hotels, Restaurants & Leisure — 0.6%
185,000	B	Ameristar Casinos Inc., Sr. Sub. Notes, 10.750% due 2/15/09	209,050
200,000	CCC+	AMF Bowling Worldwide., Sr. Sub. Notes, 10.000% due 3/1/10 (d)	207,500
250,000	B+	Boyd Gaming Corp., Sr. Sub. Notes, 6.750% due 4/15/14 (d)	241,563
315,000	B2*	Courtyard by Marriott II, Sr. Secured Notes, Series B, 10.750% due 2/1/08	318,150
225,000	B-	Equinox Holdings, Inc., Sr. Notes, 9.000% due 12/15/09 (d)	227,250
225,000	B-	Herbst Gaming Inc., Sr. Sub. Notes, 8.125% due 6/1/12 (d)	222,750
200,000	B	Inn of The Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10	225,000
250,000	B	Isle of Capri Casinos Inc., Sr. Sub. Notes, 7.000% due 3/1/14	239,062
250,000	B	Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11	270,000
		Mandalay Resort Group:
140,000	BB-	Sr. Sub. Debentures, 7.625% due 7/15/13	141,225
390,000	BB-	Sr. Sub. Notes, Series B, 10.250% due 8/1/07	437,775

See Notes to Financial Statements.

15        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)

July 31, 2004

FACE AMOUNT	RATING(c)	SECURITY	VALUE
Hotels, Restaurants & Leisure — 0.6% (continued)
		MGM MIRAGE Inc., Sr. Sub. Notes:
$100,000	Ba2*	9.750% due 6/1/07	$110,375
360,000	Ba2*	8.375% due 2/1/11	387,000
490,000	Ba2*	Park Place Entertainment Corp., Sr. Sub. Notes, 8.125% due 5/15/11	543,287
275,000	CCC	Sbarro, Inc., Sr. Notes, 11.000% due 9/15/09	244,750
125,000	B	Venetian Casino Resort LLC, 11.000% due 6/15/10	143,125

			4,167,862

Household Durables — 0.0%
125,000	B-	Sealy Mattress Co., Sr. Sub. Discount Notes, Series B, 8.250% due 6/15/14 (d)	125,625

Media — 1.4%
58,000	CCC+	AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11	59,450
850,000	BBB	AT&T Broadband Corp., Notes, 8.375% due 3/15/13	1,009,310
		Charter Communications Holdings Inc., Sr. Discount Notes:
355,000	CCC-	Step bond to yield 11.750% due 1/15/10	271,575
530,000	CCC-	Step bond to yield 14.231% due 1/15/11	363,050
805,000	CCC-	Step bond to yield 18.010% due 5/15/11	478,975
275,000	B-	Cinemark Inc., Sr. Discount Notes, 1.000% due 3/15/14 (d)	182,875
		CSC Holdings Inc.:
130,000	BB-	Sr. Notes, Series B, 7.625% due 4/1/11	131,950
495,000	B+	Sr. Sub. Debentures, 10.500% due 5/15/16	556,875
377,000	BB-	EchoStar DBS Corp., Sr. Note, 9.125% due 1/15/09	415,642
125,000	B3*	Granite Broadcasting Corp., Sr. Secured Notes, 9.750% due 12/1/10	115,000
318,578	B-	Hollinger Participation Trust, Sr. Notes, 12.125% due 11/15/10 (d)(e)	374,329
645,000	B-	Insight Communications Co., Sr. Discount Notes, step bond to yield 12.639% due 2/15/11	564,375
50,000	CCC+	LCE Acquisition Corp, 9.000% due 8/1/14 (d)	49,500
250,000	B+	Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.500% due 1/15/13	232,500
1,500,000	BBB-	News America Holdings Inc., Sr. Debentures, 7.750% due 2/1/24 (f)	1,712,839
225,000	B-	Nexstar Finance, Inc., Sr. Sub. Notes, 7.000% due 1/15/14	213,187
300,000	CCC+	Paxson Communications Corp., Sr. Sub. Notes, step bond to yield 11.374% due 1/15/09	263,250
935,000	BB-	Rogers Cablesystems Ltd., Sr. Sub. Notes, 11.000% due 12/1/15	1,058,888
335,000	CCC+	Spanish Broadcasting System, Inc., Sr. Sub. Notes, 9.625% due 11/1/09	354,263
1,225,000	BBB+	Time Warner Inc., Sr. Notes, 6.625% due 5/15/29	1,212,341

			9,620,174

Multiline Retail — 0.5%
1,500,000	A	Costco Wholesale Corp., Sr. Notes, 7.125% due 6/15/05	1,557,597
112,000	BB+	J.C. Penney Co., Inc., Notes, 9.000% due 8/1/12	135,240
1,500,000	AA	Wal-Mart Stores, Inc., Sr. Notes, 6.875% due 8/10/09 (f)	1,681,317

			3,374,154

Specialty Retail — 0.5%
75,000	B	Cole National Group Inc., Sr. Sub. Notes, 8.625% due 8/15/07	76,594
1,275,000	AA	The Home Depot Inc., Sr. Notes, 5.375% due 4/1/06	1,328,978
200,000	B	Jean Coutu Group Inc., Sr. Sub. Notes, 8.500% due 8/1/14 (d)	199,250
1,020,000	A	Lowe’s Cos., Inc., Sr. Notes, 7.500% due 12/15/05	1,087,422
307,000	BB	Saks Inc., Notes, 9.875% due 10/1/11	356,120

			3,048,364

See Notes to Financial Statements.

16        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)

July 31, 2004

FACE AMOUNT	RATING(c)	SECURITY	VALUE
Textiles, Apparel & Luxury Goods — 0.3%
$1,345,000	A	Cintas Corp. No. 2, Sr. Notes, 6.000% due 6/1/12	$1,446,073
100,000	B	Collins & Aikman Floor Cover, 9.750% due 2/15/10	104,000
		Levi Strauss & Co., Sr. Notes:
25,000	CCC	12.250% due 12/15/12	25,500
355,000	CCC	Sr. Notes, 11.625% due 1/15/08	359,437
198,000	B+	William Carter Co., Sr. Sub. Notes, Series B, 10.875% due 8/15/11	223,740

			2,158,750

		TOTAL CONSUMER DISCRETIONARY	26,149,163

CONSUMER STAPLES — 1.7%
Beverages — 0.4%
975,000	A	Brown-Forman Corp., Notes, 3.000% due 3/15/08	949,915
175,000	B+	Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11	187,250
1,500,000	A	Diageo Capital PLC, Notes, 3.375% due 3/20/08	1,477,836

			2,615,001

Food & Drug Retailing — 1.1%
150,000	BB	Ahold Lease USA Inc., 8.620% due 1/2/25	149,719
1,000,000	BBB+	ConAgra Foods Inc., Notes, 7.500% due 9/15/05	1,049,117
225,000	Ba2*	Dean Foods Co., Sr. Notes, 6.900% due 10/15/17	225,562
175,000	CCC-	Denny’s Corp., Sr. Notes, 11.250% due 1/15/08	181,344
		Doane Pet Care Co:
30,000	CCC	Sr. Sub. Notes, 9.750% due 5/15/07	28,350
200,000	CCC	Sr. Sub. Notes, 10.750% due 3/1/10	217,000
1,000,000	A	McDonald’s Corp., Medium-Term Notes, Series E, 5.950% due 1/15/08	1,063,178
1,250,000	A-	Nabisco Inc., Notes, 6.375% due 2/1/05	1,270,476
200,000	B	Pinnacle Foods Holding Corp, Sr. Sub. Notes, 8.250% due 12/1/13 (d)	193,000
190,000	B-	Rite Aid Corp., Sr. Notes, 7.625% due 4/15/05	195,225
985,000	BBB	Safeway Inc., Sr. Notes, 6.500% due 3/1/11	1,053,775
150,000	BB-	Stater Brothers Holdings Inc., Sr. Notes, 8.125% due 6/15/12 (d)	154,125
1,500,000	A+	Sysco Corp., Notes, 4.750% due 7/30/05	1,528,704

			7,309,575

Food Products — 0.0%
200,000	B	Del Monte Corp., 9.250% due 5/15/11	219,000
75,000	B	Land O’ Lakes, Inc., Sr. Secured Notes, 9.000% due 12/15/10 (d)	78,000

			297,000

Household Products — 0.0%
50,000	BBB-	American Greetings Corp., Notes, 6.100% due 8/1/28	51,625

Personal Products — 0.2%
145,000	B+	AKI Inc., Sr. Notes, 10.500% due 7/1/08	149,531
975,000	AA-	Colgate-Palmolive Co., Medium-Term Notes, Series D, 5.340% due 3/27/06	1,016,241

			1,165,772

		TOTAL CONSUMER STAPLES	11,438,973

See Notes to Financial Statements.

17        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)

July 31, 2004

FACE AMOUNT	RATING(c)	SECURITY	VALUE
ENERGY — 0.9%
Energy Equipment & Services — 0.1%
$105,000	BB	Pogo Producing Co., Sr. Sub. Note, Series B, 8.250% due 4/15/11	$115,500
395,000	BB-	Pride International Inc., Sr. Notes, 10.000% due 6/1/09	416,725
180,000	BB-	SESI LLC, Sr. Notes, 8.875% due 5/15/11	195,300

			727,525

Oil & Gas — 0.8%
1,750,000	AA	ChevronTexaco Corp., Notes, 6.625% due 10/1/04 (f)	1,763,897
181,000	BB-	El Paso Energy Partners L.P., Sr. Sub. Notes, 8.500% due 6/1/11	199,100
200,000	B	Exco Resources Inc., 7.250% due 1/15/11	208,000
190,000	B+	Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12	210,900
202,000	Aa3*	Pennzoil-Quaker State Co., Sr. Notes, 10.000% due 11/1/08	229,013
170,000	B+	Plains Exploration & Production Co., L.P., Sr. Sub. Notes, Series B, 8.750% due 7/1/12	187,850
1,025,000	BBB+	Precision Drilling Corp, Notes, 5.625% due 6/1/14	1,043,806
220,000	B	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	237,600
250,000	BB-	Vintage Petroleum, Sr. Notes, 8.250% due 5/1/12	269,375
50,000	B+	The Williams Cos. Inc., Notes, 7.625% due 7/15/19	50,750
185,000	BB+	Windsor Petroleum Transport Corp., Notes, 7.840% due 1/15/21 (d)	188,237
1,000,000	BBB-	XTO Energy Inc., Notes 4.900% due 2/1/14	960,729

			5,549,257

		TOTAL ENERGY	6,276,782

FINANCIALS — 4.0%
Banks — 1.6%
900,000	BBB-	Astoria Financial Corp., Notes, 5.750% due 10/15/12	909,296
1,000,000	Baa2*	Banco Mercantil del Norte SA., Sub. Notes, 5.875% due 2/17/14 (d)	985,000
1,000,000	A+	Bank One Corp., Notes, 6.875% due 8/1/06	1,071,240
1,000,000	A-	BB&T Corp., Sub. Notes, 6.375% due 6/30/05 (g)	1,035,213
1,000,000	A1*	Household Finance Corp., Notes, 8.000% due 7/15/10	1,167,570
750,000	BBB	Independence Community Bank, Notes, 3.500% due 6/20/13 (g)	717,994
1,250,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	1,268,750
1,225,000	A-	Standard Chartered Bank, Sub. Notes, 8.000% due 5/30/31 (d)	1,462,893
975,000	BBB-	Webster Bank, Sub. Notes, 5.875% due 1/15/13	992,748
1,250,000	AA-	Wells Fargo Bank N.A., Sub. Notes, 7.800% due 6/15/10 (g)	1,304,924

			10,915,628

Diversified Financials — 1.8%
1,000,000	A+	American Express Co., Notes, 5.500% due 9/12/06	1,047,653
225,000	B-	BCP Caylux Holdings, Luxembourg SCA, Sr. Sub. Notes, 9.625% due 6/15/14 (d)	235,687
1,025,000	BBB-	Capital One Financial Corp., Sr. Notes, 5.750% due 9/15/10	1,061,785
1,250,000	A	Countrywide Home Loans, Inc., Medium-Term Notes, Series K, 5.625% due 5/15/07	1,313,391
1,000,000	A+	Credit Suisse First Boston USA Inc., Sr. Notes, 4.625% due 1/15/08	1,023,604
875,000	BBB-	Ford Motor Credit Corp., Notes, 7.250% due 10/25/11	921,514
1,500,000	AAA	General Electric Capital Corp., Notes, 1.610% due 6/22/07	1,501,548
1,000,000	BBB	General Motors Acceptance Corp., Notes, 6.875% due 9/15/11	1,028,002
225,000	B	Huntsman Advanced Materials LLC, Sr. Secured 2nd Lien Notes, 11.000% due 7/15/10 (d)	256,500
1,250,000	AA-	International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09	1,239,716
200,000	B	Kraton Polymers LLC/CAP, Sr. Sub. Notes, 8.125% due 1/15/14 (d)	204,000

See Notes to Financial Statements.

18        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)

July 31, 2004

FACE AMOUNT	RATING(c)	SECURITY	VALUE
Diversified Financials — 1.8% (continued)
$1,465,000	A	Morgan Stanley, Notes, 4.750% due 4/1/14	$1,371,032
1,250,000	A	SLM Corp., Medium-Term Notes, Series A, 5.625% due 8/1/33	1,148,298

			12,352,730

Insurance — 0.5%
1,500,000	A-	The Hartford Financial Services Group, Inc., Notes, 2.375% due 6/1/06	1,480,647
645,000	Ba1*	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	677,247
1,000,000	BBB+	Unitrin, Inc., Sr. Notes, 4.875% due 11/1/10	1,002,603

			3,160,497

Real Estate — 0.1%
660,000	B+	Host Marriott L.P., Notes, Series I, 9.500% due 1/15/07	724,350

		TOTAL FINANCIALS	27,153,205

HEALTHCARE — 0.8%
Healthcare Equipment & Supplies — 0.1%
225,000	B-	IASIS Healthcare LLC, Sr. Sub. Notes, 8.750% due 6/15/14 (d)	235,125
75,000	B-	Medical Device Manufacturing Inc., Sr. Sub. Notes, 10.000% due 7/15/12 (d)	77,250
320,000	B1*	Sola International Inc., Notes, 6.875% due 3/15/08	327,611

			639,986

Healthcare Providers & Services — 0.5%
175,000	B-	Ameripath Inc., Guaranteed Sr. Notes, 10.500% due 4/1/13	178,500
100,000	B	Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10	111,875
900,000	BBB-	HCA Inc., 7.125% due 6/1/06	951,554
		Meristar Hospitality Corp.:
200,000	CCC+	9.000% due 1/15/08	208,000
25,000	CCC+	9.125% due 1/15/11	25,937
		Tenet Healthcare Corp.:
25,000	B-	Notes, 9.875% due 7/1/14 (d)	26,094
450,000	B-	Sr. Notes, 7.375% due 2/1/13	418,500
998,000	A-	Wellpoint Health Networks Inc., Notes, 6.375% due 6/15/06	1,054,792

			2,975,252

Pharmaceuticals — 0.2%
225,000	BB-	Valeant Pharmaceuticals International, Sr. Notes, 7.000% due 12/15/11 (d)	222,750
1,250,000	A	Wyeth, Notes, 5.550% due 3/15/13	1,216,934

			1,439,684

		TOTAL HEALTHCARE	5,054,922

INDUSTRIALS — 2.2%
Aerospace & Defense — 0.2%
307,000	B3*	Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due 5/15/09	326,955
950,000	BBB-	Goodrich Corp., Notes, 7.500% due 4/15/08	1,053,474

			1,380,429

Air Freight & Couriers — 0.3%
1,500,000	AAA	United Parcel Service Inc., Debentures, 8.375% due 4/1/30 (f)	1,981,080

See Notes to Financial Statements.

19        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)

July 31, 2004

FACE AMOUNT	RATING(c)	SECURITY	VALUE
Airlines — 0.1%
		Continental Airlines Inc., Pass-Through Certificates:
$335,000	BB-	Series 1999-2, Class C-2, 7.434% due 3/15/06	$330,958
105,514	BB	Series 2000-2, 8.312% due 10/2/12	79,246
510,000	B	Series D, 7.568% due 12/1/06	388,279
		United Air Lines Inc., Pass-Through Certificates:
162,821	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (h)	32,791
245,469	NR	Series 2000-2, Class B, 7.811% due 10/1/09 (h)	60,664
		Series 2001-1:
105,000	NR	Class B, 6.932% due 9/1/11 (h)	26,453
230,000	NR	Class C, 6.831% due 9/1/08 (h)	22,247

			940,638

Building Products — 0.2%
90,000	B-	Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12	101,700
1,250,000	BBB+	Masco Corp., Notes, 6.500% due 8/15/32	1,290,214

			1,391,914

Commercial Services & Supplies — 0.5%
585,000	BB-	Allied Waste North America Inc., Sr. Sub. Notes, Series B 8.500% due 12/1/08	639,113
270,000	NR	Aqua-Chem, Inc., Sr. Sub. Notes, 11.250% due 7/1/08	203,850
225,000	B-	IMCO Recycling Inc., Sr. Secured Notes, Series A, 10.375% due 10/15/10	244,125
150,000	B-	Interface, Inc., Sr. Notes, 10.375% due 2/1/10	169,125
235,000	BB-	Mail-Well I Corp., Sr. Notes, 9.625% due 3/15/12	253,800
		Service Corp. International:
250,000	BB	Debentures, 7.875% due 2/1/13	256,875
		Notes:
535,000	BB	6.875% due 10/1/07	555,063
610,000	BB	6.500% due 3/15/08	625,250
595,000	B+	Stewart Enterprises Inc., Sr. Sub. Notes, 10.750% due 7/1/08	664,169

			3,611,370

Construction & Engineering — 0.4%
370,000	B-	Atrium Cos., Inc., Sr. Sub. Notes, Series B, 10.500% due 5/1/09	389,425
1,000,000	BBB-	M.D.C. Holdings, Inc., Sr. Notes, 5.500% due 5/15/13	981,844
680,000	BB-	Schuler Homes, Inc., Notes, 10.500% due 7/15/11	782,000
185,000	B+	Standard Pacific Corp, Sr. Sub. Notes, 9.250% due 4/15/12	205,350

			2,358,619

Industrial Conglomerates — 0.2%
1,500,000	AA	3M Co., Medium-Term Notes, Series C, 4.150% due 6/30/05	1,535,463

Machinery — 0.2%
95,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	95,475
200,000	BB-	Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (d)	217,500
195,000	B	Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10	221,812
140,000	B+	NMHG Holding Co., Notes, 10.000% due 5/15/09	154,700
265,000	CCC+	Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07	268,975

			958,462

See Notes to Financial Statements.

20        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)

July 31, 2004

FACE AMOUNT	RATING(c)	SECURITY	VALUE
Road & Rail — 0.1%
$700,000	A	Union Pacific Corp., Series 04-1, 5.404% due 7/2/25	$697,760

		TOTAL INDUSTRIALS	14,855,735

INFORMATION TECHNOLOGY — 0.3%
Communications Equipment — 0.1%
136,000	B+	Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09	159,460
225,000	B-	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	209,250

			368,710

Electronic Equipment & Instruments — 0.1%
650,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	690,793

Semiconductors — 0.1%
		Amkor Technology Inc., Notes:
400,000	B	Sr. Notes, 7.125% due 3/15/11	344,000
160,000	CCC+	Sr. Sub. Notes, 10.500% due 5/1/09	150,800

			494,800

		TOTAL INFORMATION TECHNOLOGY	1,554,303

MATERIALS — 1.8%
Chemicals — 0.6%
250,000	B+	Acetex Corp., Sr. Notes, 10.875% due 8/1/09	275,000
190,000	Ba2*	Airgas Inc., Sr. Sub. Notes, 9.125% due 10/1/11	214,463
1,305,000	CCC+	Huntsman International Holdings LLC, Sr. Discount Notes, zero coupon due 12/31/09	659,025
355,000	B+	IMC Global Inc., Sr. Notes, Series B, 11.250% due 6/1/11	413,575
290,000	BB-	ISP Chemco, Sr. Sub. Notes, Series B, 10.250% due 7/1/11	324,800
385,000	B+	ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due 12/15/09	425,425
283,000	NR	Key Plastics, Inc., Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (h)	354
335,000	B+	Lyondell Chemical Co., Sr. Secured Notes, 11.125% due 7/15/12	375,619
135,000	BBB-	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	153,225
80,000	B-	OM Group Inc., Notes, 9.250% due 12/15/11	82,200
800,000	BBB+	Potash Corp. of Saskatchewan Inc., Notes, 4.875% due 3/1/13	776,726
150,000	B-	Resolution Performance Products LLC, Sr. Notes, 9.500% due 4/15/10	156,000
		Rhodia, Sr. Sub. Notes:
50,000	CCC+	10.250% due 6/1/10 (d)	51,250
250,000	CCC+	8.875% due 6/1/11 (d)	216,250
35,000	B+	Terra Capital Inc., Sr. Notes, 12.875% due 10/15/08	42,000
200,000	B+	Westlake Chemical Corp, 8.750% due 7/15/11	220,500

			4,386,412

Construction Materials — 0.1%
500,000	B+	Williams Cos Inc., Notes, 8.750% due 3/15/32	529,375

Containers & Packaging — 0.4%
250,000	B+	Anchor Glass Container Corp., Sr. Secured Notes, Series B, 11.000% due 2/15/13	287,500
80,000	B-	Berry Plastics Corp., 10.750% due 7/15/12	89,600
750,000	BB-	Owens-Brockway Glass Container Inc., Secured Notes, 8.875% due 2/15/09	819,375
95,000	B-	Pliant Corp., Sr. Sub. Notes, 13.000% due 6/1/10	87,162
335,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (d)	367,431

See Notes to Financial Statements.

21        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)

July 31, 2004

FACE AMOUNT	RATING(c)	SECURITY	VALUE
Containers & Packaging — 0.4% (continued)
		Stone Container Finance Co. — Canada, Sr. Notes:
$685,000	B	11.500% due 8/15/06 (d)	$688,425
350,000	B	7.375% due 7/15/14 (d)	354,375
265,000	B-	Tekni-Plex, Inc., Sr. Sub. Notes, Series B, 12.750% due 6/15/10	262,350

			2,956,218

Metals & Mining — 0.3%
275,000	B+	AK Steel Corp., Sr. Notes, 7.875% due 2/15/09	263,313
225,000	B	Ispat Inland ULC., Secured Notes, 9.750% due 4/1/14 (d)	233,437
375,000	BBB-	Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11	449,136
800,000	BBB	WMC Finance (USA) Ltd., Notes, 5.125% due 5/15/13	779,205
225,000	B+	Wolverine Tube Inc., Notes, 10.500% due 4/1/09	244,125

			1,969,216

Paper & Forest Products — 0.4%
350,000	BB	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	344,272
175,000	B+	Appleton Papers Inc., Guaranteed Sr. Notes, Series B, 9.750% due 6/15/14 (d)	178,500
100,000	B-	Blue Ridge Paper Products Inc., Sr. Notes, 9.500% due 12/15/08	93,000
		Buckeye Technologies Inc., Sr. Sub. Notes:
190,000	B	9.250% due 9/15/08	190,475
645,000	B	8.000% due 10/15/10	609,525
1,000,000	BBB-	Domtar Inc., Notes, 5.375% due 12/1/13	959,140
100,000	B	MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12	112,500

			2,487,412

		TOTAL MATERIALS	12,328,633

TELECOMMUNICATION SERVICES — 1.3%
Diversified Telecommunication Services — 0.6%
455,000	NR	GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 13.250% due 2/1/10 (h)	45
625,000	B	Lucent Technologies, Debentures, 6.450% due 3/15/29	479,687
500,000	B-	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	501,875
50,000	B-	NTL Cable PLC, Sr. Notes, 8.750% due 4/15/14 (d)	52,125
125,000	B+	PanAmSat Corp, Sr. Notes, 9.000% due 8/15/14 (d)	126,325
380,000	BB-	Qwest Corp., Notes, 9.125% due 3/15/12 (d)	419,900
313,000	B	Qwest Services Corp., Notes, 14.500% due 12/15/14 (d)	377,165
250,000	CCC+	Spectrasite Inc., Sr. Notes, 8.250% due 5/15/10	259,375
1,000,000	BBB-	Sprint Capital Corp., Sr. Notes, 6.875% due 11/15/28	998,100
1,000,000	BBB+	Telecom Italia Capital, Notes, Class B, 5.250% due 11/15/13 (d)	983,996

			4,198,593

Wireless Telecommunication Services — 0.7%
193,000	CCC	Alamosa (Delaware), Inc., Sr. Discount Notes, step bond to yield 12.000% due 7/31/09	189,623
425,000	CCC	American Tower Corp., Sr. Notes, 9.375% due 2/1/09	455,812
1,525,000	BBB	AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31 (f)	1,903,763
		Crown Castle International Corp., Sr. Notes:
45,000	CCC	10.750% due 8/1/11	50,625
200,000	CCC	7.500% due 12/1/13	200,500
475,000	BB	Nextel Communications Inc., Sr. Notes, 7.375% due 8/1/15	501,125

See Notes to Financial Statements.

22        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)

July 31, 2004

FACE AMOUNT	RATING(c)	SECURITY	VALUE
Wireless Telecommunication Services — 0.7% (continued)
$202,000	B-	Nextel Partners Inc., Sr. Notes, 12.500% due 11/15/09	$235,330
1,250,000	A	Vodafone Group PLC, Notes, 6.250% due 11/30/32	1,266,534

			4,803,312

		TOTAL TELECOMMUNICATION SERVICES	9,001,905

UTILITIES — 0.9%
Electric Utilities — 0.8%
		The AES Corp., Sr. Notes:
75,000	B-	9.500% due 6/1/09	81,750
325,000	B-	7.750% due 3/1/14	317,687
75,000	BB+	Avista Corp., Sr. Notes, 9.750% due 6/1/08	88,500
295,000	CCC+	Calpine Canada Energy Finance, Sr. Notes, 8.500% due 5/1/08	185,113
		Calpine Corp., Sr. Notes:
195,000	CCC+	8.750% due 7/15/07	133,575
250,000	B	8.500% due 7/15/10 (d)	202,500
90,000	B+	CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04	91,575
850,000	A-	Commonwealth Edison Co., Secured Notes, 5.875% due 2/1/33	843,602
750,000	BBB+	Dominion Resources, Inc., Sr. Notes, Series B, 6.250% due 6/30/12	792,956
1,000,000	BBB	Duke Energy Corp., Bonds, 6.450% due 10/15/32	1,008,984
		Edison Mission Energy, Sr. Notes:
380,000	B	10.000% due 8/15/08	433,200
75,000	B	9.875% due 4/15/11	84,375
450,000	B+	NRG Energy Inc., Secured Notes, 8.000% due 12/15/13 (d)	462,375
210,000	B-	Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10	253,050
425,000	B	Reliant Resources, Inc., Sr. Secured Notes, 9.500% due 7/15/13	459,000

			5,438,242

Water Utilities — 0.1%
1,000,000	BBB+	United Utilities PLC, Notes, 4.550% due 6/19/18	873,156

		TOTAL UTILITIES	6,311,398

		TOTAL CORPORATE BONDS & NOTES (Cost — $119,363,007)	120,125,019

CONVERTIBLE CORPORATE BONDS & NOTES — 0.0%
INFORMATION TECHNOLOGY — 0.0%
Electronic Equipment & Instruments — 0.0%
45,000	B	Sanmina Corp., Sub. Debentures, zero coupon due 9/12/20	23,738

		TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (Cost — $22,106)	23,738

ASSET–BACKED SECURITIES — 0.9%
2,750,745	D	Airplanes Pass-Through Trust, Corporate Asset-Backed Securities, Class D, 10.875% due 3/15/12 (h)	0
1,875,000	AAA	Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4, 5.550% due 10/20/23 (f)	1,897,943
2,075,000	AAA	Capital One Master Trust, Series 2001-8A, Class A, 4.600% due 8/17/09 (f)	2,136,761
1,000,000	AAA	Household Automotive Trust, Series 2003-1, Class A3, 1.730% due 12/17/07	995,666
949,880	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class A-2, 1.870% due 2/25/33 (g)	953,697

		TOTAL ASSET–BACKED SECURITIES (Cost — $6,014,136)	5,984,067

See Notes to Financial Statements.

23        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)July 31, 2004

FACE AMOUNT	RATING(c)	SECURITY	VALUE
U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 13.9%
U.S. Government Agencies — 9.9%
$2,500,000		Federal Home Loan Bank (FHLB), 6.625% due 11/15/10 (f)	$2,790,447
		Federal Home Loan Mortgage Corp. (FHLMC):
3,096,805		4.000% due 12/1/07 (f)	3,099,235
3,500,000		5.000% due 8/15/19 (i)(j)	3,522,967
2,000,000		5.000% due 8/30/34 (i)(j)	1,948,750
3,000,000		5.500% due 8/30/34 (i)(j)	3,010,314
3,500,000		6.000% due 8/30/34 (i)(j)	3,589,688
		Federal National Mortgage Association (FNMA):
4,000,000		4.500% due 8/15/19 (i)(j)	3,935,000
1,500,000		5.000% due 8/15/19 (i)(j)	1,511,250
3,000,000		5.500% due 8/15/19 (i)(j)	3,081,564
736,915		6.500% due 4/1/29	770,681
906,336		6.500% due 5/1/29	947,865
182,213		8.500% due 10/1/30	198,410
2,673,911		7.500% due 7/1/32 (f)	2,860,973
5,507,348		5.000% due 3/1/34 (f)	5,387,649
8,000,000		5.500% due 8/15/34 (i)(j)	8,022,496
6,000,000		6.000% due 8/30/34 (i)(j)	6,155,628
6,000,000		6.500% due 8/30/34 (i)(j)	6,262,500
1,500,000		Sub. Benchmark Notes, 6.250% due 2/1/11 (f)	1,626,549
		Government National Mortgage Association (GNMA):
423,344		7.000% due 2/15/24	452,157
3,013,959		7.000% due 7/15/31 (f)	3,217,882
4,000,000		5.500% due 8/30/34 (i)(j)	4,023,752

			66,415,757

U.S. Treasury Obligations — 4.0%
		U.S. Treasury Bonds:
5,900,000		7.250% due 5/15/16 (f)	7,211,830
4,350,000		5.500% due 8/15/28 (f)	4,468,607
		U.S. Treasury Notes:
4,500,000		5.750% due 11/15/05 (f)	4,698,459
9,200,000		3.250% due 1/15/09 (f)	9,078,891
424,000		4.375% due 8/15/12	426,452
880,000		4.750% due 5/15/14	899,147

			26,783,386

		TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $92,869,872)	93,199,143

SOVEREIGN DEBT — 0.4%
Canada — 0.2%
1,225,000	AA	Province of Ontario, Notes, 3.282% due 3/28/08	1,207,299

Supranational — 0.2%
1,200,000	A	Corporación Andina de Fomento, Notes, 6.875% due 3/15/12	1,317,374

		TOTAL SOVEREIGN DEBT (Cost — $2,433,773)	2,524,673

See Notes to Financial Statements.

24        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Schedule of Investments (continued)July 31, 2004

WARRANTS	SECURITY	VALUE
WARRANTS(a) — 0.0%
Containers & Packaging — 0.0%
95	Pliant Corp., Expire 6/1/10 (d)	$1

Diversified Telecommunication Services — 0.0%
455	GT Group Telecom Inc., Expire 2/1/10 (d)	0
485	IWO Holdings Inc., Expire 1/15/11 (d)	5

		5

Diversified Financials — 0.0%
505	Merrill Corp., Class B Shares, Expire 5/1/09	0

Internet Software & Services — 0.0%
505	Cybernet Internet Services, Expire 7/1/09 (d)	0
1,815	WAM!NET, Inc., Expire 3/1/05	18

		18

	TOTAL WARRANTS (Cost — $216,189)	24

	SUB-TOTAL INVESTMENTS (Cost — $554,774,070)	596,338,897

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENTS — 11.4%
$64,874,000	State Street Bank & Trust Co. dated 7/30/04, 1.250% due 8/2/04; Proceeds at maturity — $64,880,758; (Fully collateralized by U.S. Treasury Bonds, due 5/15/30; Market value — $66,177,876)	64,874,000
12,063,000	UBS Securities LLC. dated 7/30/04, 1.350% due 8/2/04; Proceeds at maturity — $12,064,357; (Fully collateralized by U.S. Government Agencies, 1.250% to 8.875% due 11/15/04 to 5/15/30; Market value — $12,304,260)	12,063,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $76,937,000)	76,937,000

	TOTAL INVESTMENTS — 100.0% (Cost — $631,711,070**)	$673,275,897

(a)	Non-income producing security.
(b)	Each equity security unit consists of a contract to purchase common stock and senior notes.
(c)	All ratings are by Standard & Poor’s Ratings Service, except for those that are identified by an asterisk (*), which are rated by Moody’s Investors Service, Inc.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to the guidelines established by the Board of Trustees.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	All or a portion of this security has been segregated as collateral for mortgage dollar roll transactions.
(g)	Variable-rate security.
(h)	Security is in default.
(i)	Security is traded on a to-be-announced (“TBA”) basis. (See Note 6).
(j)	Security acquired under mortgage dollar roll agreement. (See Note 7).
**	Aggregate cost for Federal income tax purposes is $632,920,542.

Abbreviations used in this schedule:

ADR — American Depository Receipt

See pages 26 and 27 for definitions of ratings.

See Notes to Financial Statements.

25        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

—   Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—   Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C

—   Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

—   Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa

—   Bonds rated “Aa” are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—   Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa

—   Bonds rated “Baa” are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

26        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Bond Ratings (unaudited) (continued)

Ba

—   Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

—   Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

27        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Statement of Assets and Liabilities July 31, 2004

ASSETS:
Investments, at value (Cost — $554,774,070)	$596,338,897
Repurchase agreements, at value (Cost — $76,937,000)	76,937,000
Cash	332
Receivable for securities sold	13,830,997
Dividends and interest receivable	3,313,993
Receivable for Fund shares sold	269,787
Other assets	120,969

Total Assets	690,811,975

LIABILITIES:
Payable for securities purchased	59,667,253
Payable for Fund shares reacquired	251,922
Investment advisory fee payable	156,064
Administration fee payable	107,666
Distribution plan fees payable	98,171
Deferred dollar roll income	69,088
Accrued expenses	190,384

Total Liabilities	60,540,548

Total Net Assets	$630,271,427

NET ASSETS:
Par value of shares of beneficial interest	$52,999
Capital paid in excess of par value	712,662,280
Undistributed net investment income	1,100,450
Accumulated net realized loss from investment transactions and foreign currencies	(125,108,922)
Net unrealized appreciation of investments and foreign currencies	41,564,620

Total Net Assets	$630,271,427

Shares Outstanding:
Class A	43,850,483

Class B	4,747,893

Class C	4,201,846

Class O	199,015

Net Asset Value:
Class A (and redemption price)	$11.90

Class B*	$11.86

Class C*	$11.87

Class O*	$11.86

Maximium Public Offering Price Per Share:
Class A (net asset value plus 5.26% of net asset value per share)	$12.53

*	Redemption price is NAV of Class B, C and O shares reduced by a 5.00%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Statement of Operations For the Year Ended July 31, 2004

INVESTMENT INCOME:
Interest (Note 7)	$12,271,517
Dividends	7,841,131
Less: Foreign withholding tax	(35,772)

Total Investment Income	20,076,876

EXPENSES:
Investment advisory fee (Note 2)	2,795,678
Distribution plan fees (Note 8)	2,111,652
Administration fee (Note 2)	1,242,524
Transfer agency services (Note 8)	646,176
Custody	81,362
Shareholder communications (Note 8)	73,128
Audit and legal	45,773
Registration fees	30,155
Trustees’ fees	12,896
Other	9,651

Total Expenses	7,048,995
Less: Investment advisory fee waiver (Note 2)	(790,639)

Net Expenses	6,258,356

Net Investment Income	13,818,520

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 3 AND 5):
Realized Gain (Loss) From:
Investment transactions	42,308,575
Foreign currency transactions	(4,930)

Net Realized Gain	42,303,645

Change in Net Unrealized Appreciation From:
Investments	8,258,637
Foreign currencies	(142)

Increase in Net Unrealized Appreciation	8,258,495

Net Gain on Investments and Foreign Currencies	50,562,140

Increase in Net Assets From Operations	$64,380,660

See Notes to Financial Statements.

29        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Statements of Changes in Net Assets For the Years Ended July 31,

	2004	2003
OPERATIONS:
Net investment income	$13,818,520	$14,957,059
Net realized gain (loss)	42,303,645	(15,524,243)
Increase in net unrealized appreciation	8,258,495	56,693,351

Increase in Net Assets From Operations	64,380,660	56,126,167

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 9):
Net investment income	(15,359,575)	(15,213,709)

Decrease in Net Assets From Distributions to Shareholders	(15,359,575)	(15,213,709)

FUND SHARE TRANSACTIONS (NOTE 10):
Net proceeds from sale of shares	93,789,040	25,564,688
Net asset value of shares issued for reinvestment of distributions	13,050,124	12,975,961
Cost of shares reacquired	(94,553,449)	(110,992,937)

Increase (Decrease) in Net Assets From Fund Share Transactions	12,285,715	(72,452,288)

Increase (Decrease) in Net Assets	61,306,800	(31,539,830)

NET ASSETS:
Beginning of year	568,964,627	600,504,457

End of year*	$630,271,427	$568,964,627

* Includes undistributed net investment income of:	$1,100,450	$598,940

See Notes to Financial Statements.

30        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$10.97	$10.18	$12.74	$14.83	$13.86

Income (Loss) From Operations:
Net investment income(2)(3)	0.27	0.28	0.35	0.43	0.45
Net realized and unrealized gain (loss)(2)	0.96	0.80	(2.53)	(1.99)	1.00

Total Income (Loss) From Operations	1.23	1.08	(2.18)	(1.56)	1.45

Less Distributions From:
Net investment income	(0.30)	(0.29)	(0.38)	(0.48)	(0.40)
Net realized gains	—	—	—	(0.05)	(0.08)

Total Distributions	(0.30)	(0.29)	(0.38)	(0.53)	(0.48)

Net Asset Value, End of Year	$11.90	$10.97	$10.18	$12.74	$14.83

Total Return(4)	11.28%	10.85%	(17.40)%	(10.73)%	10.62%

Net Assets, End of Year (millions)	$522	$502	$519	$709	$436

Ratios to Average Net Assets:
Expenses(3)	0.93%	1.05%	1.11%	1.02%	1.04%
Net investment income(2)	2.30	2.72	3.01	3.04	3.10

Portfolio Turnover Rate*	74%	50%	40%	63%	43%

Class B Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$10.92	$10.13	$12.68	$14.78	$13.82

Income (Loss) From Operations:
Net investment income(2)(3)	0.22	0.23	0.28	0.34	0.37
Net realized and unrealized gain (loss)(2)	0.96	0.79	(2.51)	(1.98)	1.01

Total Income (Loss) From Operations	1.18	1.02	(2.23)	(1.64)	1.38

Less Distributions From:
Net investment income	(0.24)	(0.23)	(0.32)	(0.41)	(0.34)
Net realized gains	—	—	—	(0.05)	(0.08)

Total Distributions	(0.24)	(0.23)	(0.32)	(0.46)	(0.42)

Net Asset Value, End of Year	$11.86	$10.92	$10.13	$12.68	$14.78

Total Return(4)	10.88%	10.26%	(17.82)%	(11.28)%	10.09%

Net Assets, End of Year (millions)	$56	$46	$61	$129	$353

Ratios to Average Net Assets:
Expenses(3)	1.33%	1.48%	1.67%	1.47%	1.55%
Net investment income(2)	1.91	2.31	2.47	2.51	2.60

Portfolio Turnover Rate*	74%	50%	40%	63%	43%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, amounts for Class A and B shares, respectively, would have been $0.36 and $0.29 for net investment income, $(2.54) and $(2.52) for net realized and unrealized loss, and 3.12% and 2.58% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(3)	The investment adviser voluntarily waived a portion of its fee for the year ended July 31, 2004. If such a fee was not waived, the actual annualized expense ratios would have been 1.05% and 1.46% for Class A and B shares, respectively.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
*	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

31        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net Asset Value, Beginning of Year	$10.95	$10.15	$12.70	$14.79	$13.83

Income (Loss) From Operations:
Net investment income(3)(4)	0.19	0.20	0.27	0.32	0.34
Net realized and unrealized gain (loss)(3)	0.95	0.81	(2.53)	(1.98)	1.01

Total Income (Loss) From Operations	1.14	1.01	(2.26)	(1.66)	1.35

Less Distributions From:
Net investment income	(0.22)	(0.21)	(0.29)	(0.38)	(0.31)
Net realized gains	—	—	—	(0.05)	(0.08)

Total Distributions	(0.22)	(0.21)	(0.29)	(0.43)	(0.39)

Net Asset Value, End of Year	$11.87	$10.95	$10.15	$12.70	$14.79

Total Return(5)	10.43%	10.10%	(18.02)%	(11.44)%	9.87%

Net Assets, End of Year (millions)	$50	$18	$17	$21	$15

Ratios to Average Net Assets:
Expenses(4)	1.66%	1.80%	1.81%	1.73%	1.80%
Net investment income(3)	1.60	1.97	2.31	2.34	2.34

Portfolio Turnover Rate*	74%	50%	40%	63%	43%

Class O Shares	2004 (2)	2003 (2)	2002 (2)	2001 (2)	2000 (2)
Net Asset Value, Beginning of Year	$10.93	$10.14	$12.69	$14.79	$13.83

Income (Loss) From Operations:
Net investment income(3)(4)	0.22	0.23	0.30	0.37	0.37
Net realized and unrealized gain (loss)(3)	0.96	0.80	(2.52)	(2.00)	1.01

Total Income (Loss) From Operations	1.18	1.03	(2.22)	(1.63)	1.38

Less Distributions From:
Net investment income	(0.25)	(0.24)	(0.33)	(0.42)	(0.34)
Net realized gains	—	—	—	(0.05)	(0.08)

Total Distributions	(0.25)	(0.24)	(0.33)	(0.47)	(0.42)

Net Asset Value, End of Year	$11.86	$10.93	$10.14	$12.69	$14.79

Total Return(5)	10.82%	10.37%	(17.73)%	(11.19)%	10.13%

Net Assets, End of Year (millions)	$2	$3	$3	$4	$6

Ratios to Average Net Assets:
Expenses(4)	1.37%	1.51%	1.50%	1.39%	1.53%
Net investment income(3)	1.86	2.28	2.62	2.64	2.62

Portfolio Turnover Rate*	74%	50%	40%	63%	43%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, amounts for Class C and O shares, respectively, would have been $0.28 and $0.32 for net investment income, $(2.54) and $(2.54) for net realized and unrealized loss, and 2.42% and 2.73% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(4)	The investment advisor voluntarily waived a portion of its fee for the year ended July 31, 2004. If such a fee was not waived, the actual annualized expense ratios would have been 1.80% and 1.50% for Class C and O shares, respectively.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
*	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

32        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Notes to Financial Statements

1.	Significant Accounting Policies

The Smith Barney Dividend and Income Fund (“Fund”), a separate investment fund of the Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: SB Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, SB Capital and Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Exchange Reserve Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the quoted bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationship between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends at least quarterly and makes capital gain distributions, if any, at least annually; (g) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; ( h) gains or losses on the sale of securities are recorded on the identified cost basis; ( i) class specific expenses are charged to each class; management fees, general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis; ( j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At July 31, 2004, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; ( k ) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

33        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or offset by entering into another forward exchange contract. The Fund from time to time may also enter into options and/or futures contracts to hedge market or currency risk.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Effective September 29, 2003, SBFM implemented an investment advisory fee waiver such that the expense ratio for Class A shares does not exceed 0.90% of the average daily net assets of the class. During the year ended July 31, 2004, SBFM voluntarily waived a total of $790,639 of its investment advisory fee. This waiver is expected to be terminated on September 29, 2004.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent and PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended July 31, 2004, the Fund paid transfer agent fees of $663,568 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, the initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares and the initial sales charges for Class O shares were eliminated.

There is a maximum initial sales charges of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C and O shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2004, CGM received sales charges of approximately $581,000 and $190,000 on sales of the Fund’s Class A and C shares, respectively. In addition, for the year ended July 31, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$11,000	$82,000	$8,000

For the year ended July 31, 2004, CGM and its affiliates received brokerage commissions of $4,915.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

34        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended July 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments and mortgage dollar roll transactions) were as follows:

Purchases	$440,206,343
Sales	435,217,941

At July 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$53,954,211
Gross unrealized depreciation	(13,598,856)
Net unrealized appreciation	$40,355,355

4.	Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5.	Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

At July 31, 2004, the Fund did not have any open forward foreign currency contracts.

6.	Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in U.S. Government Agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transaction are subject to market fluctuations and their current value is determined in the same manner as for other securities.

35        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

7.	Mortgage Dollar Roll Transactions

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in investment income. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase the securities may be limited.

During the year ended July 31, 2004, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $431,027,500. For the year ended July 31, 2004, the Fund recorded interest income of $1,294,740 related to such transactions.

At July 31, 2004, the Fund held securities under outstanding mortgage dollar rolls with a total cost of $50,848,066

8.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. In addition, the Fund pays a distribution fee with respect to its Class B, C and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C	Class O
Rule 12b-1 Distribution Plan Fees	$1,321,044	$391,299	$382,044	$17,265

For the year ended July 31, 2004, total Transfer Agency Services expenses were as follows:

	Class A	Class B	Class C	Class O
Transfer Agency Services Expenses	$596,819	$8,226	$38,680	$2,451

For the year ended July 31, 2004, total Shareholder Communications expenses were as follows:

	Class A	Class B	Class C	Class O
Shareholder Communications Expenses	$61,985	$5,779	$4,779	$585

9.	Distributions Paid to Shareholders by Class

	Year Ended July 31, 2004	Year Ended July 31, 2003
Net Investment Income
Class A	$13,470,222	$13,693,614
Class B	1,094,740	1,116,204
Class C	742,872	341,449
Class O	51,741	62,442

Total	$15,359,575	$15,213,709

36        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

10.	Shares of Beneficial Interest

At July 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2004		Year Ended July 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,117,996	$36,390,047	1,676,086	$17,107,052
Shares issued on reinvestment	982,618	11,518,655	1,164,158	11,734,491
Shares reacquired	(6,059,181)	(71,142,297)	(8,008,252)	(81,561,990)

Net Decrease	(1,958,567)	$(23,233,595)	(5,168,008)	$(52,720,447)

Class B
Shares sold	2,083,027	$24,239,671	492,625	$5,099,660
Shares issued on reinvestment	74,708	875,344	88,585	886,444
Shares reacquired	(1,607,313)	(18,681,514)	(2,430,689)	(24,585,784)

Net Increase (Decrease)	550,422	$6,433,501	(1,849,479)	$(18,599,680)

Class C†
Shares sold	2,854,348	$33,159,322	322,207	$3,307,191
Shares issued on reinvestment	52,131	615,136	30,244	304,227
Shares reacquired	(367,521)	(4,332,320)	(405,815)	(4,104,910)

Net Increase (Decrease)	2,538,958	$29,442,138	(53,364)	$(493,492)

Class O
Shares sold	0	$0	4,706	$50,785
Shares issued on reinvestment	3,234	40,989	5,078	50,799
Shares reacquired	(34,046)	(397,318)	(74,309)	(740,253)

Net Decrease	(30,812)	$(356,329)	(64,525)	$(638,669)

†	On April 29, 2004, Class L shares were renamed as Class C shares.

11.	Capital Loss Carryforward

At July 31, 2004, the Fund had, for Federal income tax purposes, approximately $125,004,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

	2010	2011
Carryforward Amounts	$56,951,000	$68,053,000

37        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

12.	Income Tax Information and Distributions to Shareholders

At July 31, 2004, the tax basis components of distributable earnings were:

Undistributed ordinary income	$2,204,576

Accumulated capital losses	(125,003,574)

Unrealized appreciation	40,355,148

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended July 31, 2004 was:

Ordinary income	$15,359,575

13.	Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $251,768, its allocable share of the amount described above through a waiver of its fees.

14.	Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Assets Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

38        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Notes to Financial Statements (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

39        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Dividend and Income Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Dividend and Income Fund of the Smith Barney Income Funds as of July 31, 2004 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                                    /s/ KPMG LLP

New York, New York

September 17, 2004

40        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Dividend and Income Fund (“Fund”), are managed under the direction of the Smith Barney Income Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:

Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Age 76	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Allan J. Bloostein 27 West 67th Street New York, NY 10023 Age 74	Trustee	Since 1985	President of Allan Bloostein Associates, a consulting firm; former Director of CVS Corporation	34	Taubman Centers Corp.

Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Age 54	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Age 62	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Age 72	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Age 77	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Age 73	Trustee	Since 1999	Retired	27	John Hancock Funds

41        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 47	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Age 38	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Harry D. Cohen CAM 399 Park Avenue New York, NY 10022 Age 63	Vice President and Investment Officer	Since 1980	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

42        Smith Barney Dividend and Income Fund      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Gerald J. Culmone SBAM 399 Park Avenue 4th Floor New York, NY 10022 Age 40	Vice President and Investment Officer	Since 2002	Vice President of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

Scott K. Glasser CAM 399 Park Avenue New York, NY 10022 Age 38	Vice President and Investment Officer	Since 1996	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Peter J. Wilby, CFA SBAM 399 Park Avenue 4th Floor New York, NY 10022 Age 45	Vice President and Investment Officer	Since 2002	Managing Director and Chief Investment Officer of SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 40	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Age 38	Controller	Since 2002	Vice President of CGM; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Age 48	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is a Trustee who is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

43        Smith Barney Dividend and Income Fund       |      2004 Annual Report

Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended July 31, 2004:

•	For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 40.95%.

•	For taxable non-corporate shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of qualified dividend income distributed by the Fund is provided to shareholders on their Form 1099-Div annually.

A total of 6.95% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

44        Smith Barney Dividend and Income Fund      |    2004 Annual Report

SMITH BARNEY

DIVIDEND AND INCOME FUND

TRUSTEES

Lee Abraham

Allan J. Bloostein

Jane F. Dasher

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Harry D. Cohen

Vice President and

Investment Officer

Gerald J. Culmone

Vice President and
Investment Officer

Scott K. Glasser

Vice President and

Investment Officer

Peter J. Wilby, CFA

Vice President and Investment Officer

OFFICERS (cont’d.)

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and

Chief Compliance Officer

Kaprel Ozsolak

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Income Funds

Smith Barney Dividend and Income Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.smithbarneymutualfunds.com, and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Funds —Smith Barney Dividend and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY DIVIDEND AND INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0426 9/04         04-7194

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Income Funds of $222,000 and $217,500 for the years ended 7/31/04 and 7/31/03.

(b)	Audit-Related Fees for the Smith Barney Income Funds of $0 and $0 for the years ended 7/31/04 and 7/31/03.

(c)	Tax Fees for Smith Barney Income Funds of $19,500 and $19,100 for the years ended 7/31/04 and 7/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Income Funds

(d)	All Other Fees for Smith Barney Income Funds of $0 and $0 for the years ended 7/31/04 and 7/31/03.

(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Income Funds, the percentage of fees that were approved by the audit committee, with respect to:

Audit-Related Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03;

Tax Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03; and

Other Fees were 100% and 100% for the years ended 7/31/04 and 7/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(h)	Yes. The Smith Barney Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Income Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Smith Barney Income Funds

Date: October 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Smith Barney Income Funds

Date: October 8, 2004

By:	/s/ ROBERT J. BRAULT
(Robert J. Brault)
Chief Financial Officer of Smith Barney Income Funds

Date: October 8, 2004